UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K/A


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)               April 15, 1998
                                                       ----------------------




                              Mark Solutions, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

    Delaware                          0-17118                    11-2864481
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(State or Other Jurisdiction       (Commission                (I.R.S. Employer
 of Incorporation)                 File Number)              Identification No.)


Parkway Technical Center
1515 Broad Street
Bloomfield, New Jersey                            07003
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(Address of Principal Executive Offices)        (Zip Code)

Registrant's Telephone Number, Including Area Code:           (973) 893-0500
                                                         ----------------------



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              Former Name and Address, if Changed Since Last Report

                              MARK SOLUTIONS, INC.

                                    Form 8-K/A
                            Event Date April 15, 1998


This report amends and restates in its entirety the Form 8-K filed by Mark Solutions, Inc. on April 17, 1998.


                    INFORMATION TO BE INCLUDED IN THE REPORT



Item 4.  Changes in Registrant's Certifying Accountant

On April 15, 1998, Mark Solutions, Inc. ("Mark") terminated its independent accountants, Sax Macy Fromm & Co., P.C. ("SMF"). The decision to change accountants was approved by Mark's Board of Directors. There were no disagreements between Mark and SMF on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure during Mark's last two fiscal years ended June 30, 1996 and June 30, 1997, and through April 15, 1998. Neither of SMF's reports on Mark's financial statements for the fiscal years ended June 30, 1996 and June 30, 1997 contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles.

Mark has engaged Holtz Rubenstein & Co., LLP as its new independent accountants effective April 16, 1998.



Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits

       1. Letter from Sax Macy Fromm and Co., P.C. dated April 21, 1998.

                                   SIGNATURES

 Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed by the undersigned thereunto duly authorized.

Date:   April 21, 1998

                                                    MARK SOLUTIONS, INC.

                                                    By:  /s/ Michael Nafash
                                                         ---------------------
                                                         Michael Nafash,
                                                         Chief Financial Officer